                                    Exhibit 24
                                    ----------

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 10, 1995




                                              /s/ B. A. Bridgewater, Jr.
                                            -----------------------------------
                                            B. A. Bridgewater, Jr.

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 13, 1995




                                              /s/ Richard L. Battram
                                            -----------------------------------
                                            Richard L. Battram

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 10, 1995




                                              /s/ William E. Cornelius
                                            -----------------------------------
                                            William E. Cornelius

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 10, 1995




                                              /s/ Andrew B. Craig, III
                                            -----------------------------------
                                            Andrew B. Craig, III

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 20, 1995




                                              /s/ Ilus W. Davis
                                            -----------------------------------
                                            Ilus W. Davis

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 15, 1995




                                              /s/ John E. Hayes, Jr.
                                            -----------------------------------
                                            John E. Hayes, Jr.

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 10, 1995




                                              /s/ Samuel B. Hayes
                                            -----------------------------------
                                            Samuel B. Hayes, III

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 13, 1995




                                              /s/ Lee M. Liberman
                                            -----------------------------------
                                            Lee M. Liberman

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 14, 1995




                                              /s/ William E. Maritz
                                            -----------------------------------
                                            William E. Maritz

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 10, 1995




                                              /s/ John Peters MacCarthy
                                            -----------------------------------
                                            John Peters MacCarthy

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 10, 1995




                                              /s/ Andrew E. Newman
                                            -----------------------------------
                                            Andrew E. Newman

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 17, 1995




                                              /s/ Jerry E. Ritter
                                            -----------------------------------
                                            Jerry E. Ritter

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 13, 1995




                                              /s/ William P. Stiritz
                                            -----------------------------------
                                            William P. Stiritz

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 10, 1995




                                              /s/ Albert E. Suter
                                            -----------------------------------
                                            Albert E. Suter

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 13, 1995




                                              /s/ Dwight D. Sutherland
                                            -----------------------------------
                                            Dwight D. Sutherland

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 16, 1995




                                              /s/ Theodore C. Wetterau
                                            -----------------------------------
                                            Theodore C. Wetterau

                                 POWER OF ATTORNEY

                          1933 ACT REGISTRATION STATEMENT

                                        of

                            BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL and JAMES W. KIENKER, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Worthen Banking Corporation Amended and Substituted Stock Option Plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      Dated:  March 13, 1995




                                              /s/ James W. Kienker
                                            -----------------------------------
                                            James W. Kienker